EXHIBIT 10.56


                                 PROMISSORY NOTE

Date:    January 1, 1999                          Principal Sum:   $2,498,806.59

         ON DEMAND, but not sooner than the date specified below, for value received, the undersigned, WTC Industries, Inc. (the "Maker"), promises to pay to the order of Robert C. Klas, Sr., (the "Holder"), at 150 East Marie Avenue, West St. Paul, Minnesota 55118, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America, the principal sum of Two Million Four Hundred Ninety Eight Thousand Eight Hundred Six and 59/100 Dollars ($2,498,806.59) or, if less than such amount, the aggregate unpaid principal amount of all advances made to Maker from time to time, with interest (calculated on the basis of actual days elapsed in a 365 day year) thereon from the date hereof on the unpaid balances from time to time remaining.

         Interest will accrue at 1.0% for the seventeen-month period ending May 31, 2000 and then will adjust to 5.18% for the duration of the note. Accrued interest shall be due and payable on June 30 and December 31. In exchange for the reduced interest rate from January 1, 1999 to May 31, 2000, the Company will issue Mr. Klas a four year warrant to purchase 176,998 shares of the Company's Common Stock at an exercise price of $1.00 per share.

         Principal shall be payable upon demand, but not sooner than May 31, 2002.

         All payments under this Note shall first be applied to interest on unpaid principal and the balance to the amortization and reduction of principal.

         The Maker hereof shall have the option to prepay the balance of this
Note in whole or in part, at any time, without penalty provided that any such prepayment shall be applied against future payments and installments due under this Note in the inverse order of maturity.

         This Note shall become automatically due and payable, including unpaid interest accrued thereon, without notice or demand, should a petition be filed by or against the undersigned under the United States Bankruptcy Code.

         If any payment under this Note is not paid when due, or if any other indebtedness of the undersigned to the Holder is not paid when due, the Holder hereof may, at its option, declare this Note to


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be immediately due and payable and thereupon this Note shall be immediately due and payable, together with all unpaid interest accrued hereon, without notice or demand; provided, however, nothing herein contained shall preclude or limit the holder hereof from demanding payment of this Note at any time and for any reason, without notice.

         The undersigned agrees to pay all costs of collection, including reasonable attorney's fees and legal expenses incurred by the holder hereof in the event this Note is not duly paid.

         Presentment or other demand for payment, notice of dishonor and protest are hereby waived by the undersigned.

         This Note shall be governed by the substantive laws of the State of Minnesota.


Address of Maker:                        WTC INDUSTRIES, INC.

WTC Industries, Inc.                     By:  /s/ Greg Jensen
                                            ------------------------------------
14405 21st Avenue North                       Greg Jensen

Minneapolis MN 55447                          Chief Financial Officer


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                                 PROMISSORY NOTE

Date:    January 1, 1999                            Principal Sum:   $553,114.20

         ON DEMAND, but not sooner than the date specified below, for value received, the undersigned, WTC Industries, Inc. (the "Maker"), promises to pay to the order of THE TAPEMARK COMPANY, (the "Holder"), at 150 East Marie Avenue, West St. Paul, Minnesota 55118, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America, the principal sum of Five Hundred Fifty Three Thousand One Hundred Fourteen and 20/100 Dollars ($553,114.20) or, if less than such amount, the aggregate unpaid principal amount of all advances made to Maker from time to time, with interest (calculated on the basis of actual days elapsed in a 365 day year) thereon from the date hereof on the unpaid balances from time to time remaining.

         Effective January 1, 1999, the interest rate on the unpaid principal shall be 1.0% for the seventeen month period ending May 31, 2000 and then will adjust to 5.18% for the duration of the note. Accrued interest shall be due and payable on June 30 and December 31. Each interest payment will be accompanied by a prepayment of a portion of the outstanding principal sufficient to increase the total semi-annual payment to be the amount which would have been paid on that date had the interest rate on the Note been equal to seven and seventy five one-hundredths percent (7.75%). In exchange for the reduced interest rate from January 1, 1999 to May 31, 2000, the Company issued Tapemark a four year warrant to purchase 39,178 shares of the Company's Common Stock at an exercise price of $1.00 per share.

         Principal shall be payable upon demand, but not sooner than May 31, 2002.

         All payments under this Note shall first be applied to interest on unpaid principal and the balance to the amortization and reduction of principal.

         The Maker hereof shall have the option to prepay the balance of this
Note in whole or in part, at any time, without penalty provided that any such prepayment shall be applied against future payments and installments due under this Note in the inverse order of maturity.


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


         This Note shall become automatically due and payable, including unpaid interest accrued thereon, without notice or demand, should a petition be filed by or against the undersigned under the United States Bankruptcy Code.

         If any payment under this Note is not paid when due, or if any other indebtedness of the undersigned to the Holder is not paid when due, the Holder hereof may, at its option, declare this Note to be immediately due and payable and thereupon this Note shall be immediately due and payable, together with all unpaid interest accrued hereon, without notice or demand; provided, however, nothing herein contained shall preclude or limit the holder hereof from demanding payment of this Note at any time and for any reason, without notice.

         The undersigned agrees to pay all costs of collection, including reasonable attorney's fees and legal expenses incurred by the holder hereof in the event this Note is not duly paid.

         Presentment or other demand for payment, notice of dishonor and protest are hereby waived by the undersigned.

         This Note shall be governed by the substantive laws of the State of Minnesota.


Address of Maker:                        WTC INDUSTRIES, INC.

WTC Industries, Inc.                     By:  /s/ Greg Jensen
                                            ------------------------------------
14405 21st Avenue North                       Greg Jensen

Minneapolis MN 55447                          Chief Financial Officer